UNITED STATES DISTRICT COURT
                  FOR THE NORTHERN DISTRICT OF GEORGIA
                            ATLANTA DIVISION

SECURITIES AND EXCHANGE       )
COMMISSION,                   )
                              )
 Plaintiff                    )
                              ) CIVIL ACTION FILE NO:
 v.                           ) 1-98-CV-0803
 INTERNATIONAL HERITAGE,      )
 INC., STANLEY H. VAN ETTEN,  )
 CLAUDE W. SAVAGE, LARRY G.   )
 SMITH AND INTERNATIONAL      )
 HERITAGE, INCORPORATED,      )
 a Nevada Corp.,              )
                              )
 Defendants.

                                   ORDER

Upon the oral motion of the Defendants International Heritage, Inc. and/or International Heritage, Incorporated (collectively "IHI") seeking relief and clarification of the Order to Show Cause, Temporary Restraining Order, Order Freezing Assets, Order Prohibiting Destruction of Documents, and Order Expediting Discovery entered on March 16, 1998, as well as the Order Appointing A Receiver for Defendant International Heritage, Inc., also entered on March 16, 1998, and following a hearing on March 17, 1998, and a telephone conference with counsel for IHI, the Securities and Exchange Commission and the Receiver and his counsel on March 18, 1998, the Court, with agreement of the participating parties, hereby ORDERS, until further order of the Court, that the Receiver shall permit IHI:

     (1) To accept new product sales orders (other than orders in connection with obtaining new Independent Retail Sales Representatives ["New IRSRs"] or new Retail Business Centers ["New RBCs"]), including but not limited to sales of long distance telephone services, from IRSRs who were authorized to sell IHI products as of March 16, 1998 ("Existing IRSRs"); provided, however, IHI shall not deposit payments, process credit card authorizations or ship any product merchandise except with respect to IHI's company-branded line of nutritional and skin care products, and IHI shall be authorized to complete and ship outstanding and paid orders for IHI's company-branded line of nutritional and skin care products to its Existing IRSRs and other customers. It is further provided that subject to the limited exception set forth in subparagraph (2) hereof, and in strict compliance with the terms thereof, under no circumstances, pending further order of this Court, shall IHI or anyone on behalf of IHI solicit any person to become a New IRSR or to obtain or purchase any New RBC or any similar income opportunity interest from IHI through purchases of IHI products or otherwise. In offering IHI products for sale, neither IHI nor any agent or representative thereof shall use any written sales material or make any verbal representation which describes or discusses any New RBC or similar new income opportunity interest offered by IHI, whether as a New IRSR or otherwise;

     (2) to sponsor training meetings for Existing IRSRs as shown on the attached Exhibit "A" hereto; provided, however, that only Existing IRSRs shall be permitted to attend such training meetings and IH1 may not conduct, sponsor or participate in any meetings or other gatherings for the express or implied purpose of recruiting New IRSRs. It is recognized by the Court on the representation of counsel for IHI that one purpose of the training meetings is to advise and educate those Existing IRSRs in attendance regarding the new commission/compensation plan recently put in place by IHI, and that a presentation on and of that plan necessarily involves compensation related to the sales efforts and results of possible "down line" New IRSRs that may be recruited by such Existing IRSRs in attendance. Reference in explaining the new compensation plan to the possible recruitment by an Existing DISR of one or more possible New IRSRs ("down line" New IRSRs) in the future is expressly approved. Provided, however, that all such training meetings shall begin and conclude with the reading by IHI of an express disclaimer prepared by the Receiver and approved in advance by the Court stating that the purpose of the meeting is limited to educating those Existing IRSRs in attendance on IHI product lines and the commission/compensation structure applicable for selling IHI product, and that the presentation and discussion of the new IHI commission/compensation plan involving possible future "down line" New IRSRs during the meeting expressly is not a request or solicitation for the recruitment of New IRSRs and that IHI is prohibited by order of this Court from accepting, and until further order of this Court will not accept, applications for New IRSRs or any such similar persons or positions. No recruitment or solicitation shall take place at any such training meeting;
      (3) to communicate with its Existing IRSRs by telephone, facsimile, or other written means and/or through IHI's various voicemail systems that no New IRSR applications will be solicited by them or processed by IHI; and
      (4) to conduct business pursuant to the sole direction of the Receiver.
     The Receiver is authorized and directed to make payments of unpaid wages to IHI employees for work previously performed for and on behalf of IHI as is appropriate in his sole discretion, within guidelines verbally conveyed to the Receiver by the Court on March 17, 1998.
     Unless and until further order by the Court, individual Defendants Van Etten, Savage and Smith are hereby enjoined and prohibited from any involvement whatsoever in the operations of IHI, including but not limited to the training meetings referred to in subparagraph (2) hereof, and are not to enter the premises of IHI at any of its locations.
     Except as modified herein, all other terms and conditions of prior orders entered by the Court in this matter shall remain in place, full force and effect.

IT IS SO ORDERED this 19th day of March, 1998.

                                 /s/
                                       UNITED STATES DISTRICT JUDGE
Exhibit "A"

International Heritage Incorporated [letterhead]

                         Upcoming Area Events


 March 21, 1998 Edison, New Jersey
                Trainer: Jeff Hooks
                Crown Plaza Hotel   125 Raritan Center Parkway   Edison, NJ
                (732) 225-8300
                Hosts: Jeff & Bert Bueno, (732) 828-3073
                       Stephanie Field & Davit Mack, (973) 762-5409

                Houston, Texas
                Trainer: Steve Gagnier
                South Shore Harbor Resort   2500 South Shore Blvd   League
                City, TX   (281) 334-1000
                Hosts: Mark & Kim Ledger, (281) 996-9168

                Boca Raton, Florida
                Trainer: Gary Raser
                Hilton Hotel   100 Fairway Drive (Just East of 1-95 &
                Hillsboro Blvd)
                Deerfield Beach, FL   (954) 427-7700
                Host: Marty Stern, (561) 997-6211

                Medicine Hat, Alberta
                Trainer: Johnny Daniell
                German Harmony Hall   First Street, SE   Redcliff, AL
                Host: Jay Lundy, (403) 528-4165

                Albuquerque, New Mexico
                Trainer: Keith Yarbrough
                Albuquerque Marriott   2101 Louisiana Blvd., NE (505) 881-6800
                Host: Robert Gibson, (505) 797-4572

                Spokane, Washington
                Trainer: Derek Stryker
                Doubletree Hotel N. 1100 Sullivan Rd. Spokane, WA
                (509) 924-9000
                Host: Greg Tiegs, (509) 586-2283

                Garden City, Kansas
                Trainer: Theresa Goetz
                Wheatlands Convention Center   1408 E Fulton   Garden City, KS
                (716) 276-2387
                Host: Dianne Farr, (316) 277-2479


                Vancouver, British Columbia
                Trainers: Richard Larkin, Kerry Brown
                Delta Pacific Resort & Conference Centre   Grand Pacific
                Ballroom   10251 St. Edwards Dr.
                Richmond, B.C (604) 278-9611
                Hosts: Dave & Trish Martin, (604) 572-8949
                       Greg Bright, (604) 535-9397

                Litchfield Beach, South Carolina
                Trainer: Richard Hamilton
                Litchfield Beach & Golf Resort   Hwy 17   Pawley's Island, SC
                (800) 845-1897
                Hosts: Nina & Marty Runion, (803) 527-2727

                Detroit, Michigan
                Trainer: Pat Hutton
                Sterling Inn   34911 Van Dyke Ave.   Sterling Heights, Ml
                (910) 979-1400
                Hosts: Janice & Skip Pelletier, (810) 566-4922

                Orlando, Florida
                Trainer: Ken Rudd
                Maitland Civic Center   641 S. Maitland Ave.   Maitland, FL
                (407) 647-2111
                Hosts: Rich & Rita Masi, (407) 876-0770

                Corpus Christi, Texas
                Trainer: John Brothers
                Bay Front Plaza Convention Ctr.   1901 Northshore Line Blvd
                (512) 883-8543
                Hosts: Ron & Barbara Young, (512) 853-1989